News Release

Investor Contacts:

investor@medicalinnovationholdings.com

MIHI Completes Acquisition of Joint Venture “MEDHOLD”, divests its old business operations.

MIHI is now Laser Focused on Serving the millions of Underserved Patient Population in America. All services are delivered thru a Novel “Virtual Health” system.

Company Plans To Change name to “Medical Innovation Holdings, Inc.”

Duluth, Ga. – __/__/2016 –

Medina Innovation Holdings, Inc. (“MIHI” or the “Company”) (OTC: MIHI) today announced that it has completed an Acquisition and Purchase Agreement with Medical Innovation Holdings, a Joint Venture (“MedHold”) with an effective date of April 29, 2016, whereby all of the assets were acquired by the Company from MedHold.

Medina International Holdings, Inc., (“MIHI” or the “Company”) (OTC: MIHI), changing its’ name to Medical Innovation Holdings, Inc., announces the roll out of a multi-disciplinary medical specialist provider/practice network, focused on serving the needs of underserved patient populations. The practice will be staffed by 16 types of Physician Specialists working in tandem with primary care providers via a seamless, comprehensive, sophisticated telemedicine program.

“Now millions of patients living in rural America with little or no specialty medical services can now have on demand care at their primary care doctor’s office. Teaming with primary doctors provides a comprehensive quality continuum of care by increasing patients’ access to vital services. It is our expectation that by providing early diagnosis prevents the onset of chronic conditions enhancing the quality of lives while saving time and money” says CEO Arturo “Jake” Sanchez.

About Medical Innovation Holdings, Inc.

MIHI, a Colorado-based publicly traded company, owns and operates strategically aligned health care service companies focused on the delivery of clinical virtual medicine (health) as a way of bringing quality medical care to all areas of need including rural and underdeveloped areas across the country. Through our wholly owned subsidiary, 3Point Care, we provide personalized high-tech high-touch telemedicine encounters pairing our virtual health specialty doctors with traditional primary doctors utilizing nextgen virtual health technologies in order to connect a patient with a multi-disciplinary specialty clinical healthcare practice. Through our other companies and relationships we offer Affordable Care Organization (ACO) support, wellness and prevention, lab analysis and lab services, and remote diagnostic monitoring.

We serve a number of constituents and stakeholders interested in reducing the cost of care, enhancing the quality of care, promoting access to care, and maintaining the continuum of care.

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For more information on MIHI, please visit the Company’s website at http://medicalinnovationholdings.sites.equisolve.com/.

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FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.